                                 SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT


                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SONICPORT.COM, INC.
                 --------------------------------------------
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          Common Stock, $0.0001 par value per share

     (2)  Aggregate number of securities to which transaction applies:

          14,666,667 shares of Common Stock

          1,000,000 warrants to purchase Common Stock

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------------------------------------------------------
 Average High and Low Price of    Aggregate number of           Aggregate Value of shares of    Filing Fee of 1/50th of One
 Common Stock reported on the     shares of Common Stock to     Common Stock to which           Percent of the Value of
 American Stock Exchange on       which transaction applies     transaction applies             shares of Common Stock
 October 6, 2000
--------------------------------------------------------------------------------------------------------------------------------
 $0.94                            14,666,667                    $13,786,666.98                  $2,757.33
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Aggregate number of warrants      Filing Fee of 1/50th of       Total Filing Fee
to which transaction applies      One Percent of the value
at $0.75 per share exercise       of Warrants
price
--------------------------------------------------------------------------------------------------------------------------------
1,000,000                         150                           2,907.33
--------------------------------------------------------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          $14,536,666.98

     (5)  Total fee paid:

          $2,907.33


[_]  Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:  $2,757.33

     2) Form, Schedule or Registration Statement No.: Schedule 14A Preliminary Proxy Statement

     3)   Filing Party:  SonicPort.com, Inc.

     4)   Date Filed:  October 19, 2000

                              SONICPORT.COM, INC.
                             21621 Nordhoff Street
                         Chatsworth, California 91311

                               December 1, 2000

To Our Shareholders:

  On behalf of the Board of Directors of SonicPort.com, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting (the "Meeting") of the shareholders of the Company to be held at the Warner Center Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367 on December 20, 2000 at 10:00 a.m. PST.

  At the Meeting, you will be asked to consider and approve the following proposals (the "Proposals"): (i) the Company's acquisition (the "Acquisition") of all of the outstanding common stock of U.S. Dataworks, Inc., a Delaware corporation f/k/a Allstate Dataworks, Inc. ("Allstate"), pursuant to a Share Exchange Agreement, dated as of September 25, 2000, as amended by the First Amendment dated as of November 30, 2000, by and between the Company, Allstate and the stockholders of Allstate signatory therein, and as consideration for the Acquisition, the Company agreed to issue 14,666,667 restricted shares of its common stock (the "Common Stock"), $0.0001 par value per share, and five year warrants to acquire up to an aggregate of 1,000,000 shares of Common Stock at an exercise price equal to 110% of the average of the closing prices of the Company's Common Stock for the ten trading days immediately prior to the closing of the Acquisition, (ii) the election of six members of the Board of Directors to serve until the next annual meeting of shareholders, (iii) ratification of the appointment of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent public accountants for fiscal year 2001, (iv) the change of the Company's name to "SonicPort, Inc.," and (v) to adopt a 2000 Stock Option Plan.

  The Board of Directors has approved the Proposals and determined that they are advisable, fair to and in the best interests of the shareholders of the Company. The Board of Directors recommends that you vote FOR approval of the Proposals.

  Approval of the Proposals will require the affirmative vote of the holders of a majority of the voting power of all of the shares of the Common Stock of the Company outstanding on October 25, 2000, the record date, with each share of Common Stock of the Company entitled to one vote.

  Details of the Proposals are set forth in the attached proxy statement. Please give this material your careful attention.

  Whether or not you plan to attend the Meeting, please complete, sign and date the accompanying proxy and return it in the enclosed prepaid envelope. If you hold shares of Common Stock of the Company and attend the Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                         Sincerely,

                                            David Baeza President and Chief
                                                     Executive Officer

                              SONICPORT.COM, INC.
                             21621 Nordhoff Street
                         Chatsworth, California 91311

                               ----------------

                           Notice of Annual Meeting
                         to be held December 20, 2000

                               ----------------

To the Shareholders of SonicPort.com, Inc.:

  NOTICE IS HEREBY GIVEN, in accordance with the applicable provisions of the Nevada General Corporation Law and the American Stock Exchange rules, that an annual meeting (the "Meeting") of the shareholders of SonicPort.com, Inc., a Nevada corporation (the "Company"), whose principal executive offices are located at 21621 Nordhoff Street, Chatsworth, California 91311, will be held as follows:

  PLACE: Warner Center Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367

  DATE: December 20, 2000

  TIME: 10:00 a.m. PST

  The purpose of the Meeting is as follows:

    1. To approve the Company's acquisition (the "Acquisition") of all of the outstanding common stock of U.S. Dataworks, Inc., a Delaware corporation f/k/a Allstate Dataworks, Inc. ("Allstate"), pursuant to a Share Exchange Agreement, dated as of September 25, 2000, as amended by the First Amendment dated as of November 30, 2000, by and between the Company, Allstate and the stockholders of Allstate signatory therein. As consideration for the Acquisition, the Company agreed to issue 14,666,667 restricted shares of its common stock (the "Common Stock"), $0.0001 par value per share, and five year warrants to acquire up to an aggregate of 1,000,000 shares of Common Stock at an exercise price equal to 110% of the average of the closing prices of the Company's Common Stock for the ten trading days immediately prior to the closing of the Acquisition.

    2. To elect six members of the Board of Directors to serve until the next annual meeting of shareholders.

    3. To ratify the appointment of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent public accountants for fiscal year 2001.

    4. To change the Company's name to "SonicPort, Inc."

    5. To adopt a 2000 Stock Option Plan.

    6. All such other matters as may be brought before such Meeting.

  The Board of Directors has fixed the close of business on October 18, 2000 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors.

                                                     Richard Shapiro
                                                        Secretary

Chatsworth, California                                         December 1, 2000

  Shares can be voted at the Meeting only if the record holder thereof is present at the Meeting or represented by a proxy. Whether or not you plan to attend the Meeting, please complete, sign and date the accompanying proxy and return it in the enclosed prepaid envelope. If you hold shares of Common Stock of the Company and attend the Meeting, you may vote in person even if you have previously returned your proxy card.

                              SONICPORT.COM, INC.
                             21621 Nordhoff Street
                         Chatsworth, California 91311

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        Mailing Date: December 1, 2000

                        Annual Meeting of Shareholders
                         To Be Held: December 20, 2000

DATE, TIME AND PLACE; MATTERS TO BE CONSIDERED

  This Proxy Statement is being furnished to the holders of Common Stock, $0.0001 par value per share (the "Common Stock"), of SonicPort.com, Inc. (the "Company" or the "Registrant"), on behalf of the Company, in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting (the "Meeting") of shareholders to be held on December 20, 2000, and at any adjournments thereof. The Meeting will be held at 10:00 a.m. PST, on the above date, at the Warner Center Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367. At the Meeting, the holders of the Company's Common Stock will be asked to consider and approve the following proposals (the "Proposals"):

    (1) the Company's acquisition (the "Acquisition") of all of the outstanding common stock of U.S. Dataworks, Inc., a Delaware corporation f/k/a Allstate Dataworks, Inc. ("Allstate"), pursuant to a Share Exchange Agreement, dated as of September 25, 2000, as amended by the First Amendment dated as of November 30, 2000, by and between the Company, Allstate and the stockholders of Allstate signatory therein. As consideration for the Acquisition, the Company agreed to issue 14,666,667 restricted shares (the "Shares") of its common stock (the "Common Stock"), $0.0001 par value per share, and five year warrants (the "Warrants") to acquire up to an aggregate of 1,000,000 shares of Common Stock at an exercise price equal to 110% of the average of the closing prices of the Company's Common Stock for the ten trading days immediately prior to the closing of the Acquisition;

    (2) the election of six members of the Board of Directors to serve until the next annual meeting of shareholders;

    (3) ratification of the appointment of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent public accountants for fiscal year 2001;

    (4) the change of the Company's name to "SonicPort, Inc.;"

    (5) to adopt a 2000 Stock Option Plan; and

    (6) all other matters as may be brought before such Meeting.

  THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSALS AND DETERMINED THAT THEY ARE ADVISABLE, FAIR TO AND IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSALS.

                          SUMMARY OF THE ACQUISITION

  This summary highlights material information relating to the Acquisition and may not contain all of the information that is important to you. Shareholders are urged to read the full text of this Proxy Statement and its Exhibits in their entirety.

SonicPort.com, Inc.

  . We are a financial services application service provider (ASP) specializing in integrating transaction processing software, supported by broadband hosting, technical expertise and customer service. Additional value-added services include web design and development, customer software development, strategic marketing and planning.

  . Our mailing address is 21621 Nordhoff Street, Chatsworth, California 91311, (818) 678-4535.

Allstate

  . Established in 1997, Allstate develops, markets and supports transaction processing software for Windows NT and Windows 2000 computer systems. Its customer base includes many of the largest financial institutions as well as credit card companies, government institutions and high volume merchants in the United States. It also has a strategic alliance with CheckFree, Corp. to license Allstate software for its banking customers and Thomson Financial Publishing to incorporate their EPICWare database into the Allstate products.

  . The mailing address of U.S. Dataworks, Inc., f/k/a Allstate Dataworks, Inc. is 5301 Hollister Road, Suite 250, Houston, Texas 77040, (713) 934-3856.

The Acquisition

  . Pursuant to the Share Exchange Agreement, we have agreed to issue 14,666,667 restricted shares of Common Stock of the company, $0.0001 par value per share, and Warrants to acquire up to an aggregate of 1,000,000 shares of our Common Stock at an exercise price equal to 110% of the average of the closing prices of the Company's Common Stock for the ten trading days immediately prior to the closing of the Acquisition, upon the closing of the Acquisition as consideration for our purchase of all of the outstanding Common Stock of Allstate. As of October 25, there were 27,862,301 shares of our Common Stock outstanding.

  . As a requirement of listing additional shares of our common stock on the American Stock Exchange, and as a condition to the consummation of the Acquisition, a majority of the voting power of our outstanding Common Stock must approve the Acquisition.

  . We have retained Houlihan Lokey Howard & Zukin for the purpose of determining whether the terms and conditions of the Share Exchange Agreement and the transactions contemplated in connection with the Acquisition are fair to our shareholders from a financial point of view.

  . David Baeza, our President and Chief Executive Officer, and Stanton Dodson, our Chairman, have each agreed to vote the shares of Common Stock owned by them, respectively, in favor of the adoption and approval of the Share Exchange Agreement and the transactions contemplated in connection with the Acquisition.

  . In connection with the Acquisition, we will enter into a Registration Rights Agreement pursuant to which we will grant the recipients of the 14,666,667 restricted shares and 1,000,000 shares issuable upon exercise of the Warrants certain limited piggy-back registration rights with respect to their shares.

Record Date; Quorum and Voting at the Meeting

  The close of business on October 25, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Only those shareholders of record, on the record date, will be entitled to vote on the Proposals described herein. The voting securities of the Company are the shares of its Common Stock, of which 27,862,301 shares were issued and outstanding as of October 25, 2000.

  A quorum is necessary in order for a vote on the Proposals presented at the Meeting. A majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. Proxies which abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are broker non-votes. Client directed abstentions are not broker non-votes. Broker non-votes will be treated as not entitled to vote and therefore will not be counted as either a vote for or against the proposals. Shareholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company. Abstentions (i.e., votes withheld by shareholders who are present and entitled to vote) will be counted as present for purposes of determining whether there is a quorum for the transaction of business.

  The affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock of the Company, with each share of Common Stock of the Company entitled to one vote, is required to approve the Proposals. Accordingly, abstention votes will have the effect of votes against the approval of the Proposals.

  Under the rules of the American Stock Exchange, shareholder approval is required as a prerequisite to approval of applications to list additional shares to be issued as sole or partial consideration for the acquisition of the stock of a company when such issuance could result in an increase in outstanding common stock of 20% or more. On the closing date of the Acquisition, the stockholders of Allstate will receive 14,666,667 Shares and Warrants to acquire 1,000,000 shares of Common Stock of the Company at an exercise price equal to 110% of the average of the closing prices of the Company's Common Stock for the ten trading days immediately prior to the closing of the Acquisition. The Company is relying on an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), for offers and sales that do not involve a public offering in connection with the issuance of the Shares. The Shares will be subject to restrictions on transferability and resale and cannot be transferred or resold except as permitted under the Securities Act. The Company has agreed to grant the recipients of the Shares certain registration rights with respect to their Shares. Upon issuance of the Shares, there will be an increase in issued and outstanding Common Stock of the Company in excess of 20%. The Company has agreed to list the Shares on the American Stock Exchange concurrently with the consummation of the Acquisition, and the Company expects that the Acquisition will occur shortly after the Meeting upon your approval of the Acquisition.

  David Baeza, the Company's Chief Executive Officer and President, and Stanton Dodson, the Company's Chairman, who collectively hold approximately 52% of the Common Stock of the Company, as of September 30, 2000, have each indicated their intention to vote their shares, respectively, in favor of the Acquisition.

  All shares of Common Stock of the Company that are entitled to vote and are represented at the Meeting by properly executed proxy cards received prior to or at the Meeting, and not duly and timely revoked, will be voted at the Meeting (or adjournment or postponement thereof) in accordance with the instructions indicated on the proxy cards. If no instructions are indicated, the proxies will be voted FOR approval of the Proposals.

  If any other matters are properly presented for consideration at the Meeting, David Baeza and Stanton Dodson, and each of them (the persons named in the enclosed proxy card as the proxies for the Common Stock of the Company) will have discretion to vote on these matters in accordance with their best judgment.

Revocation of Proxies and Voting Instructions

  A holder of Common Stock of the Company may revoke a proxy card given pursuant to this solicitation at any time before the proxy card is voted by returning a subsequently dated proxy card to the Secretary of the Company, by filing an instrument in writing with the Secretary of the Company revoking the proxy card, or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy card.

  Holders of Common Stock of the Company who are entitled to revoke their proxy card may do so via facsimile at (818) 700-8528. Any beneficial owner of Common Stock of the Company whose shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to revoke should contact the registered holder promptly and instruct the registered holder to revoke on his behalf. There can be no assurance that the registered holder will have sufficient time prior to the Meeting to deliver a revocation upon instruction by the beneficial owner.

Proxy Solicitation

  The Company will pay its own expenses incurred in connection with this Proxy Statement and the Meeting, including the disbursements of legal counsel and accountants. In addition to solicitation by mail, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, facsimile or other means of communication. The directors, officers and employees will not be additionally compensated, but will be reimbursed for reasonable out-of-pocket expenses, in connection with their solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by the custodians, nominees and fiduciaries, and the Company will reimburse the custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

  SHAREHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THEIR PROXY CARDS.

                          PROPOSAL 1: THE ACQUISITION

Sonicport.com

  The Company is a financial services application service provider (ASP) specializing in integrating transaction processing software, supported by broadband hosting, technical expertise and customer service. Additional value-added services include web design and development, customer software development, strategic marketing and planning.

Allstate

  Established in 1997, Allstate develops, markets and supports transaction processing software for Windows NT and Windows 2000 computer systems. Its customer base includes many of the largest financial institutions as well as credit card companies, government institutions and high volume merchants in the United States. It also has a strategic alliance with CheckFree, Corp. to license Allstate software for its banking customers and Thomson Financial Publishing to incorporate their EPICWare database into the Allstate products.

Terms of the Acquisition

  The Company entered into the Share Exchange Agreement dated as of September 25, 2000, as amended by the First Amendment dated as of November 30, 2000, and agreed to acquire all of the outstanding common stock of Allstate. As consideration for the Acquisition, the Company agreed to issue 14,666,667 Shares to the former stockholders of Allstate and Warrants to acquire up to an aggregate of 1,000,000 shares of Common Stock at an exercise price equal to 110% of the average of the closing prices of the Company's Common Stock for the ten trading days immediately prior to the closing of the Acquisition. The Company is relying on an exemption from registration under the Securities Act for offers and sales that do not involve a public offering in connection with the issuance of the Shares. The Shares will be subject to restrictions on transferability and resale and cannot be transferred or resold except as permitted under the Securities Act. The Company has agreed to grant recipients of the Shares certain registration rights with respect to their Shares. The Company intends to account for the Acquisition using the purchase method under U.S. generally accepted accounting principles.

  The Share Exchange Agreement provides that upon the consummation of the Acquisition David Baeza shall have resigned as Chief Executive Officer and President of the Company, and John Cooper shall be appointed President and Chief Executive Officer of the Company. David Baeza will become the Vice Chairman and Chief Marketing Officer. The Share Exchange Agreement also provides that the Company shall allocate at least $1,400,000 of working capital to the operations of Allstate. Allstate has also agreed to enter into employment agreements with Terry Stepanik and Mario Villarreal upon the consummation of the Acquisition.

  David Baeza and Stanton Dodson, the Company's Chairman, have entered into a voting agreement, pursuant to which they each have agreed to vote their shares in favor of the adoption and approval of the Share Exchange Agreement and the election of an Allstate designee to the Company's Board of Directors until the earlier to occur of the fifth anniversary of the closing date of the Acquisition or the date when the Allstate stockholders own less than 15% of the issued and outstanding Common Stock of the Company. Shortly after the closing of the Acquisition, it is expected that the Board of Directors of the Company will elect one Allstate designee to the Board to fill a vacancy.

  At the closing of the Acquisition, or shortly thereafter, the Company or Allstate may enter into consulting agreements with certain of the stockholders of Allstate or entities which such stockholders control. The Share Exchange Agreement also provides that at the closing of the Acquisition, and as a condition precedent to such closing, Allstate will enter into an agreement with Starline Communications, Inc. pursuant to which Allstate will provide certain data processing services to Starline. Starline Communications, Inc. is controlled by certain of the stockholders of Allstate.

  The Board of Directors has determined that the acquisition of Allstate is in the best interest of the Company and the shareholders. The Company believes that the Acquisition will enable the Company to attract a significantly larger customer base within the financial services community for whom the Company will provide innovative turnkey solutions, such as check truncation, Internet debits and automated clearing house transactions.

  The Acquisition will be treated as a reorganization within the meaning of the Section 368(a) of the Internal Revenue Code, and no gain or loss will be recognized by any Allstate stockholder for U.S. federal income tax purposes on the exchange of Allstate common stock for Common Stock of the Company. The aggregate tax basis of the Allstate common stock received by the Company will be the same as the aggregate tax basis of the Allstate common stock surrendered in exchange therefor in the Acquisition.

  Richard Shapiro, our current Treasurer, Chief Financial Officer, Senior Vice-President and Secretary, is also the Secretary of Allstate and the beneficial owner of 493,286 shares of Allstate common stock. As a part of the Acquisition, Mr. Shapiro will transfer the shares of Allstate common stock that he holds and will receive 1,800,000 shares of Common Stock of the Company and Warrants to acquire 122,727 shares of Common Stock of the Company. John Cooper, the Chief Executive Officer of Allstate and one of our directors, is the beneficial owner of 493,286 shares of Allstate common stock. As a part of the Acquisition, Mr. Cooper will transfer the shares of Allstate common stock that he holds and will receive 1,800,000 shares of Common Stock of the Company and Warrants to acquire 122,727 shares of Common Stock of the Company. At the closing of the Acquisition, Mr. Cooper will be elected the Company's President and Chief Executive Officer.

Fairness Opinion

  The Company has retained Houlihan Lokey Howard & Zukin for the purpose of determining whether the terms and conditions of the Share Exchange Agreement and the transactions contemplated in connection with the Acquisition are fair to its shareholders from a financial point of view.

  THE BOARD OF DIRECTORS RECOMMENDS THAT COMPANY SHAREHOLDERS VOTE FOR APPROVAL OF THE ACQUISITION.

Pro Forma Unaudited Combined Condensed Financial Statements

  The following pro forma unaudited combined condensed financial statements give effect to the Acquisition of Allstate to be accounted for under the pooling of interests method of accounting. For pro forma purposes, the financial statements of the Company have been combined with the financial statements of Allstate for the year ended March 31, 2000, and for the three months ended June 30, 2000. The pro forma unaudited combined balance sheets and statements of operations as of March 31, 2000 present the combined financial position and results of operations of the Company and Allstate as of June 30, 2000 assuming that the Acquisition had occurred as of April 1, 1999. The pro forma unaudited combined balance sheets and statements of operations as of June 30, 2000 present the combined financial position and results of operations of the Company and Allstate as of June 30, 2000 assuming that the Acquisition had occurred as of April 1, 2000. The unaudited pro forma financial information purports neither to represent what the Company's financial position or results of operations would have actually been if the Acquisition had occurred on April 1, 1999 or April 1, 2000 nor to project the Company's financial position or results of operations for any future date or period. The unaudited pro forma financial information should be read in conjunction with the Company's financial statements and notes thereto included in the Company's Annual Report on From 10-KSB as of March 31, 2000 and in the Company's Quarterly Report on Form 10-QSB as of June 30, 2000.

                            PRO FORMA BALANCE SHEET

                                 MARCH 31, 2000

                                           Sonicport.com  Allstate   Combined
                                           -------------  -------- ------------
Cash and cash equivalents................. $  1,208,585   $ 3,720  $  1,212,305
Accounts receivable--Trade................                  1,354         1,354
Due from related parties..................        7,709                   7,709
Prepaid media.............................      975,000                 975,000
Prepaid services..........................       60,000                  60,000
Prepaid expenses and other current
 assets...................................       45,367                  45,367
                                           ------------   -------  ------------
Total current assets......................    2,296,661     5,074     2,301,735
PROPERTY AND EQUIPMENT, net...............    1,351,068    60,276     1,411,344
OTHER ASSETS..............................       46,429     1,824        48,253
                                           ------------   -------  ------------
  TOTAL ASSETS............................ $  3,694,158   $67,174  $  3,761,332
                                           ============   =======  ============
Notes payable............................. $    355,000   $     0  $    355,000
Current portion of convertible promissory
 notes....................................      500,000                 500,000
Accounts payable..........................      427,393                 427,393
Accrued expenses..........................      108,352                 108,352
Interest payable..........................       46,707                  46,707
Due to related parties....................       10,750                  10,750
                                           ------------   -------  ------------
Total current liabilities.................    1,448,202         0     1,448,202
CONVERTIBLE PROMISSORY NOTES, net.........      250,000                 250,000
                                           ------------   -------  ------------
Total liabilities.........................    1,698,202         0     1,698,202

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
Preferred stock, no par value 10,000,000
 shares authorized 0 shares issued and
 outstanding..............................          --
Common stock, $0.0001 par value
 90,000,000 shares authorized 23,835,588
 shares issued and outstanding............        2,384     2,500         4,884
Common stock committed 2,385,032 shares...    6,107,550               6,107,550
Additional paid-in capital................    6,780,260               6,780,260
(Deficit)/earnings accumulated............  (10,894,238)   64,674   (10,829,564)
                                           ------------   -------  ------------
  Total shareholders' equity..............    1,995,956    67,174     2,063,130
                                           ------------   -------  ------------
  TOTAL LIABILITIES AND SHAREHOLDERS'
   EQUITY................................. $  3,694,158   $67,174  $  3,761,332
                                           ============   =======  ============

                            PRO FORMA BALANCE SHEET

                               SEPTEMBER 30, 2000

                                       Sonicport.com   Allstate    Combined
                                       -------------  ---------- ------------
                ASSETS

Cash and cash equivalents............. $              $   20,826 $     20,826
Accounts receivable--Trade............      163,754      238,496      402,250
Due from related parties..............       56,521                    56,521
Prepaid media.........................      975,000                   975,000
Prepaid services......................       30,000                    30,000
Prepaid expenses and other current
 assets...............................      103,336        4,015      107,351
                                       ------------   ---------- ------------
Total current assets..................    1,328,611      263,337    1,591,948
PROPERTY AND EQUIPMENT, net...........    1,332,670    1,130,204    2,462,874
OTHER ASSETS..........................       48,064        1,824       49,888
                                       ------------   ---------- ------------
  TOTAL ASSETS........................ $  2,709,345   $1,395,365 $  4,104,710
                                       ============   ========== ============

 LIABILITIES AND SHAREHOLDERS EQUITY

Notes payable.........................                $1,169,958 $  1,169,958
Current portion of convertible
 promissory notes.....................                                      0
Accounts payable......................      874,698       20,000      894,698
Accrued expenses......................       54,930       16,900       71,830
Interest payable......................       16,666                    16,666
                                       ------------   ---------- ------------
Total current liabilities.............      946,294    1,206,858 $  2,153,152
CONVERTIBLE PROMISSORY NOTES, net.....      250,000                   250,000
                                       ------------   ---------- ------------
Total liabilities.....................    1,196,294    1,206,858 $  2,403,152

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
Preferred stock, no par value
 10,000,000 shares authorized,
 640,000 shares issued and
 outstanding..........................           64                        64
Preferred stock, no par value 700,000
 shares authorized, 509,333 shares
 issued and outstanding...............           51                        51
Common stock, $0.0001 par value
 90,000,000 shares authorized,
 26,789,426 shares issued and
 outstanding..........................        2,678        2,500        5,178
Common stock committed 424,875
 shares...............................    1,211,438                 1,211,438
Additional paid-in capital............   14,805,393                14,805,393
(Deficit)/earnings accumulated........  (14,506,573)     186,007  (14,320,566)
                                       ------------   ---------- ------------
  Total shareholders' equity..........    1,513,051      188,507    1,701,558
                                       ------------   ---------- ------------
  TOTAL LIABILITIES AND SHAREHOLDERS'
   EQUITY............................. $  2,709,345   $1,395,365 $  4,104,710
                                       ============   ========== ============

                           PRO FORMA INCOME STATEMENT

                       TWELVE MONTHS ENDED MARCH 31, 2000

                                           Sonicport.com Allstate  Combined
                                           ------------- -------- -----------
REVENUES..................................               $628,973 $   628,973
COST OF REVENUES..........................                                  0
                                            -----------  -------- -----------
GROSS MARGIN (LOSS).......................            0   628,973     628,973
                                            -----------  -------- -----------
OPERATING EXPENSES
General and administrative................    5,708,800   569,770   6,278,570
Consulting--related parties...............      184,469               184,469
                                            -----------  -------- -----------
Total operating expenses..................    5,893,269   569,770   6,463,039
INCOME (LOSS) FROM OPERATIONS.............   (5,893,269)   59,203  (5,834,066)
OTHER INCOME (EXPENSE)
Interest expense..........................   (3,329,457)           (3,329,457)
Interest income...........................       17,710                17,710
                                            -----------  -------- -----------
Total other income (expense)..............   (3,311,747)        0  (3,311,747)
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM...   (9,205,016)   59,203  (9,145,813)
EXTRAORDINARY ITEM
Settlement................................                                  0
Income from forgiveness of interest
 payable..................................                                  0
                                            -----------  -------- -----------
NET INCOME (LOSS).........................  $(9,205,016) $ 59,203 $(9,145,813)
                                            ===========  ======== ===========
BASIC AND DILUTED LOSS PER SHARE
Loss before extraordinary item............        (0.39)                (0.39)
Extraordinary item........................
                                            -----------  -------- -----------
Total basic and diluted loss per share....        (0.39)                (0.39)
                                            ===========  ======== ===========
WEIGHTED-AVERAGE COMMON SHARES
 OUTSTANDING..............................   23,355,109            23,355,109
                                            ===========  ======== ===========

                           PRO FORMA INCOME STATEMENT

                      SIX MONTHS ENDED SEPTEMBER 30, 2000

                                           Sonicport.com Allstate   Combined
                                           ------------- --------  -----------
REVENUES.................................   $   534,825  $418,868  $   953,693
                                            -----------  --------  -----------
COST OF REVENUES.........................     1,887,383              1,887,383
                                            -----------  --------  -----------
GROSS PROFIT (LOSS)......................    (1,352,558)  418,868     (933,690)
                                            -----------  --------  -----------
OPERATING EXPENSES
General and administrative...............     2,288,824   234,962    2,523,786
Consulting--related parties..............
                                            -----------  --------  -----------
Total operating expenses.................     2,288,824   234,962    2,523,786

INCOME (LOSS) FROM OPERATIONS............    (3,641,382)  183,906   (3,457,476)
OTHER INCOME (EXPENSE)
Interest expense.........................       (15,630)   (1,634)     (17,264)
Interest income..........................         3,010                  3,010
                                            -----------  --------  -----------
Total other income (expense).............       (12,620)   (1,634)     (14,254)
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM..    (3,654,002)  182,272   (3,471,730)
EXTRAORDINARY ITEM
Settlement...............................                 (52,500)     (52,500)
Income from forgiveness of interest
 payable.................................        41,667                 41,667
                                            -----------  --------  -----------
NET INCOME (LOSS)........................    (3,612,335)  129,772  $(3,482,563)
                                            ===========  ========  ===========
BASIC AND DILUTED LOSS PER SHARE
Loss before extraordinary item...........          (.14)                  (.13)
                                            -----------  --------  -----------
Extraordinary item.......................
Total basic and diluted loss per share...          (.14)                  (.13)
                                            ===========  ========  ===========
WEIGHTED-AVERAGE COMMON SHARES
 OUTSTANDING.............................    26,742,548             26,742,548
                                            ===========  ========  ===========

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERSHIP AND MANAGEMENT

  The following table sets forth, as of September 30, 2000, the stock ownership of all persons known to own beneficially five percent or more of the Company's Common Stock and all directors and officers of the Company, individually and as a group. Each person has sole voting and investment power over the shares indicated, except as noted. Unless otherwise indicated, the address for each shareholder is 21621 Nordhoff Street, Chatsworth, California 91311. The percent of shares outstanding information indicated on the following table was determined on a pre-Acquisition basis.

                                                         Shares of  Percent of
                                                           Common     Shares
   Name and Address of Beneficial Owner                    Stock    Outstanding
   ------------------------------------                  ---------- -----------
   David Baeza(l)(3)....................................  7,396,000    27.61%
   Stanton Dodson(l)(4).................................  6,417,915    23.96%
   Richard Shapiro(1)(5)................................          0         %
   John Cooper(1)(6)....................................      2,000        *%
   Ray Wong(l)(7).......................................    185,615        *%
   Joe Abrell(l)(8).....................................          0        0%
   H.J. Joe Frazier(l)(9)...............................          0        0%
   All Officers and Directors as a Group (7 persons).... 14,001,530    52.27%
                                                         ==========    =====

--------
 * Less than 1%

(1) C/o Sonicport.com, Inc. address: 21621 Nordhoff Street, Chatsworth, CA
    91311.

(2) Based on 26,789,426 shares outstanding as of September 30, 2000.

(3) Excludes 50,000 options exercisable at $4.40 per share granted to Mr. Baeza under 1999 Plan, as herein defined. The options were fully vested at the date of grant. Mr. Baeza and Mr. Dodson have entered into a voting agreement, pursuant to which they each have agreed to vote their shares, respectively, in favor of the adoption and approval of the Share Exchange Agreement and the election of an Allstate designee to the Company's Board of Directors until the earlier to occur of the fifth anniversary of the closing date of the Acquisition or the date when the Allstate stockholders own less than 15% of the issued and outstanding Common Stock of the Company.

(4) Excludes 50,000 options exercisable at $4.40 per share granted to Mr. Dodson under 1999 Plan, as herein defined. The options were fully vested at the date of grant. Mr. Baeza and Mr. Dodson have entered into a voting agreement, pursuant to which they each have agreed to vote their shares, respectively, in favor of the adoption and approval of the Share Exchange Agreement and the election of an Allstate designee to the Company's Board of Directors until the earlier to occur of the fifth anniversary of the closing date of the Acquisition or the date when the Allstate stockholders own less than 15% of the issued and outstanding Common Stock of the Company.

(5) Excludes 150,000 options exercisable at $1.50 per share granted to Mr. Shapiro in July, 2000. The options were fully vested at the date of grant. Mr. Shapiro has been granted an additional number of a total of 750,000 options, none of which will be vested in a less than a six-months period. Also, excludes 1,800,000 shares of Common Stock of the Company and Warrants to acquire 122,727 shares of Common Stock of the Company that Mr. Shapiro will receive upon consummation of the Acquisition. See
    "Proposal 1: The Acquisition--Terms of the Acquisition."

(6) Excludes a total of 85,000 options exercisable at various exercise prices per share granted to Mr. Cooper. The options were fully vested at the date of grant. Also, does not include the 8,500 options granted to Shoshana Cooper, Mr. Cooper's wife, for rendering consulting services to the Company. Also, excludes 1,800,000 shares of Common Stock of the Company and Warrants to acquire 122,727 shares of Common Stock of the Company that Mr. Cooper will receive upon consummation of the Acquisition. See "Proposal 1: The Acquisition--Terms of the Acquisition."

(7) Excludes 60,000 options exercisable at various exercise prices per share granted to Mr. Wong. The options were fully vested at the date of grant.

(8) Excludes 90,000 options exercisable at various exercise prices per share granted to Mr. Abrell. The options were fully vested at the date of grant.

(9) Excludes 90,000 options exercisable at various exercise prices per share. The options were fully vested at the date of grant. Also, excludes 100,000 shares of common stock issuable upon conversion of $250,000 Convertible Debenture.

  As used in this table, "beneficial ownership" is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown.

  The Company believes that the beneficial owners of securities listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

  As of September 30, 2000 there were approximately 289 shareholders of record and approximately 977 beneficial owners.

                       PROPOSAL 2: ELECTION OF DIRECTORS

  The Company's Board of Directors currently consists of six directors.

  If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unable to serve.

  THE BOARD OF DIRECTORS RECOMMENDS THAT COMPANY SHAREHOLDERS VOTE FOR APPROVAL OF THE NOMINEES NAMED BELOW TO SERVE AS DIRECTORS OF THE COMPANY.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH
SECTION 16(A) OF THE EXCHANGE ACT

  The following table sets forth the names of the Board of Directors' nominees for election as directors and sets forth the names of all executive officers and advisory board members. Also set forth is certain other information with respect to each such person's age, principal occupation(s) during the past five years and positions currently held with the Company.

                                                                                    Year
                                                                                    Term
   Name                     Age         Position(s) Held With the Company          Expires
   ----                     ---         ---------------------------------          -------
   Directors:

   David Baeza.............  35 President, Chief Executive Officer and Director(1)  2001

   Stanton Dodson..........  36 Chairman of the Board of Directors                  2001

   John Cooper.............  41 Director(2)                                         2001

   Raymond Wong............  41 Director                                            2001

   H. Joe Frazier..........  66 Director                                            2001

   Joe Abrell..............  66 Director                                            2001

   Executive Officer:

   Richard Shapiro.........  41 Treasurer, Chief Financial Officer and Secretary

--------
(1) Effective upon the consummation of the Acquisition, David Baeza will resign as President and Chief Executive Officer and be appointed Vice Chairman and Chief Marketing Officer.

(2) Effective upon the consummation of the Acquisition, John Cooper will be appointed President and Chief Executive Officer.

Directors:

  David Baeza, President, Chief Executive Officer and Director. Mr. Baeza is a co-founder of the Company and has served as its President and CEO of the Company since July 1998. Mr. Baeza has over 10 years experience in the telecommunications industry. Prior to his position with the Company, Mr. Baeza was the Chief Marketing Officer and Executive Vice President of CGI, a company that specialized in direct marketing of subscription based services. Mr. Baeza served as Director of Sales and Marketing for Federal TransTel, opening their West Coast operations center in Los Angeles and substantially increasing their annual gross sales. As Vice President of Sales for R.J.GORDON & Company (Inc.
500), Mr. Baeza was responsible for increasing the Merchant Bank Portfolio from $10 million annually to $50 million annually. During his tenure at R.J.Gordon, Mr. Baeza created and served as President and Executive Director of the Teleservices Industry Association, a non-profit agency that lobbied Capitol Hill to amend the telecommunications bill. Mr. Baeza also designed the first national AIDS/STD toll-free information line for the Center of Disease Control and American Social Health

Association. Additionally, Mr. Baeza designed successful Direct Response television applications for Sony's Game Show Network and MTV Europe. Mr. Baeza graduated with a Bachelor of Science degree in Finance from California Polytechnic University and earned his MBA from Nova University in Florida graduating summa cum laude.

  Stanton Dodson, Chairman of the Board of Directors. Mr. Dodson is a co-founder of the Company and has served as the Chairman of the Board of Directors since July 1998. Mr. Dodson has spent the last twelve years working as a financier with software, multimedia and Internet companies, most recently serving as President of the software-publisher, Global MediaNet Corporation
(GMC) since 1994. He served as executive producer on some of that company's award-winning titles including LEONARD NIMOY'S SCIENCE FICTION I & II and the Martha Stewart endorsed, GROWING GOOD ROSES. Mr. Dodson was also responsible for developing a joint venture to build an online and educational tool for entrepreneurs with Harvard Business School Publications. Mr. Dodson also co-founded Transglobal Capital Corporation in 1994, a NASD-licensed securities Broker-Dealer that he oversaw until he sold the business in 1997. From 1991 to 1994, Mr. Dodson founded and served as President of Ichor Communications, Inc, a consulting company that advised entertainment and multimedia clients on equity financing. The company was acquired by GMC in 1994. Mr. Dodson attended the University of South Carolina, where he majored in Business Administration with a concentration in Finance.

  John Cooper, Director. Mr. Cooper has been a director of the Company since April, 1999. Mr. Cooper has been the President and Chief Technical Officer of Allstate Communications, Inc. (ACI) since 1997. Mr. Cooper joined ACI (a privately held California corporation) in 1995 as its Chief Operating Officer. ACI is a holding company specializing in out-bound business-to-business telemarketing, audiotext, and the development and marketing of software to financial institutions through US Dataworks, a Texas LLC. In 1985, Mr. Cooper joined Real-Share, Inc., a data processing company that supplied transactional services to TeleCheck franchises worldwide. Following Real-Share's acquisition of TeleCheck Southwest in 1985, Mr. Cooper continued as a software developer in Houston, Texas. In 1988, Mr. Cooper headed up the team that developed the transaction processing system for the audiotext industry, under the name Shared Global Systems, Inc. In 1989, Mr. Cooper was named as the first President of Shared Global Systems. In 1992, TeleCheck franchises were bought by First Financial Management (FFM). Mr. Cooper was promoted to Vice President of Management of Information Services for TeleCheck while still serving as the President of Shared Global Systems. In 1995, Shared Global Systems had grown by a factor 10 and enjoyed twice the earnings-margin of its sister companies. FFM was acquired that same year by First Data Company. Mr. Cooper received his B.S. in Computer Science from Western Missouri State in 1984.

  Pursuant to a December 11, 1998 filing with the United States District Court, Central District of California, Mr. Cooper entered into a consent, judgment and order pursuant to which he agreed to refrain from engaging in certain business activities relating to Sections 5 and 19 of the FTC Act, 15 U.S.C. (S) 45(a) and 57(b), and the 900-Number Rule, 16 C.F.R. Part 308.

  H. Joe Frazier, Director. Mr. Frazier has been a director of the Company since October, 1999. Mr. Frazier also serves as a director of Simon Transportation, Inc., a NASDAQ listed company. Mr. Frazier served as the Chief Executive Officer for Westinghouse Communities, Inc., a subsidiary of Westinghouse Electric Corporation, from 1973 until 1993. Under Mr. Frazier's direction, Westinghouse Communities, Inc. grew substantially in assets, revenue and enjoyed a 30% annual growth in operating profits. In 1992, Mr. Frazier founded Full House Resort, Inc., a NASDAQ listed company, where he functioned as a director of the company. Prior to his twenty-year tenure at Westinghouse Communities, Inc., Mr. Frazier had been a senior partner with Frazier, Tiballi & Schroeder. Mr. Frazier began his career as a partner in the legal firm of Patterson, Maloney & Frazier in 1962. Mr. Frazier received his Bachelor of Arts degree in Accounting and Finance from the University of Oklahoma and his Juris Doctor law degree from the University of Miami.

  Joe Abrell, Director. Mr. Abrell has been a director of the Company since October, 1999. Mr. Abrell is a communications expert having worked in the field for 40 years. As a newspaper reporter, news magazine correspondent, television journalist/executive, NFL executive and owner of a public relations/marketing firm, he has experienced first hand all facets of the communications, marketing and media industry. As Vice President of the Miami Dolphins, he was instrumental in the building of Joe Robbie Stadium, now renamed Pro Player Stadium, as one of the very few privately financed sports stadiums in the country. In 1963, he became Director of Special News Projects for WTVJ, Miami, Florida, one of the CBS network's most important affiliates. In 1969 he was appointed News Director and in 1972 Director of Public Affairs. He also hosted the successful Miami television news magazine program, Montage, until he left to join the Miami Dolphins in 1984. Most recently he has worked to successfully launch PrimeCo Personal Communications, one of the leaders in the new innovative wireless technology, in the Florida market. He holds a Bachelor of Arts degree in Journalism/Literature from Indiana University, a Masters degree in Political Science from Columbia University, obtained while on the CBS News Fellowship, and also a Juris Doctor law degree from the University of Miami.

  Raymond Wong, Director. Mr. Wong has been a Director of the Company since October, 1999. Mr. Wong is an Engineering Consultant, specializing in areas of production design, prototype, manufacturing, production, quality and cost management in semiconductor packaging and automated manufacturing. He also consults on factory automation, manufacturing processes, assembly equipment requirements and latest technology trends. In 1990, Mr. Wong started his own consulting firm (WOSTECH Company). Throughout his career, he has worked for many high profile corporations. From 1998 to 1999, Mr. Wong served as a Manufacturing and Process Engineering Manager for Microwave dB Inc. He was an advisor to and assisted in creating an $8 million state-of-the-art manufacturing facility. From 1997 to 1998, Mr. Wong served as a Sr. Staff Manufacturing Engineer for Hughes Space and Communications Co., specializing in satellite communications manufacturing. From 1988 to 1997, Mr. Wong served as an Engineering Manager for M/A Com (AMP Inc.). He set up automated assembly lines that gave the company the competitive edge it needed for market position. During this period the annual sales went from $18 million to $60 million. From 1984 to 1988, Mr. Wong served as Manufacturing/Process Engineering Specialist for TRW Semiconductor (Motorola RF Div.). From 1980-1984, Mr. Wong served as a Sr. Electronic Design Engineer for General Dynamics Corp. Mr. Wong currently serves on the Board of Directors for Powerski International Corp. This company is developing a new sport/motorized jet board. Mr. Wong graduated with a Bachelor of Science degree in Electrical Engineering from the University of Pittsburgh with a minor in Computer Science.

Executive Officer:

  Richard Shapiro, Treasurer, Chief Financial Officer, Senior Vice-President and Secretary. Mr. Shapiro joined the Company in July, 2000. Mr. Shapiro has more than 17 years of experience in senior financial management positions. Most recently, he served since 1994 as chief financial officer, director of human resources and a board member of Allstate Communications, Inc., where he oversaw all financial operations of this 450-employee telecommunications and financial management company. He also served as chief operating officer of that company's International Division. During and prior to his years at Allstate Communications, Mr. Shapiro gained experience at both public and private companies in a broad spectrum of financial management activities, including merchant banking, taxation, SEC reporting and international business. He also enjoys extensive knowledge of Internet-based business operations. Mr. Shapiro is a 1983 graduate of California State University Northridge and actively participates in several private foundations in the Los Angeles area.

  During the year ended March 31, 2000, 19 meetings of the Board of Directors were held, and no director attended fewer than 75% of such meetings. Shortly after the closing of the Acquisition, it is expected that the Board of Directors of the Company will elect one Allstate designee to the Board to fill a vacancy.

Executive Compensation

  The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company during the fiscal years ended March 31, 1999 and March 31, 2000 by those persons who served as Chief Executive Officer and any Named Executive Officer who received compensation in excess of $100,000 during such years.

                       SUMMARY COMPENSATION TABLE (US$)

                                             Long-Term Compensation
                                               Annual Compensation      Awards
                                             ----------------------- ------------
                                                Annual      Other
                                             Compensation Securities  All Other
Name and Principal            Salary  Bonus     ($)(4)    Underlying Compensation
Position                 Year ($)(1)  ($)(3)   Options       ($)         ($)
------------------       ---- ------- ------ ------------ ---------- ------------
David Baeza,............ 2000 174,383  7,000       0        50,000
 President and CEO       1999  63,333              0

Stanton Dodson,......... 2000 165,305 17,799       0        50,000
 Chairman                1999  32,800

Bill Cooper............. 2000 134,646      0       0        27,500
 Former Chief
 Financial Officer

--------
(1) No officers received or will receive any bonus or other annual compensation other than salaries during fiscal year 1999 and 2000, other than stated above. The table does not include any amounts for personal benefits extended to officers of the Company, such as the cost of automobiles, life insurance and supplemental medical insurance, because the specific dollar amounts of such personal benefits cannot be ascertained. Management believes that the value of non-cash benefits and compensation distributed to executive officers of the Company individually or as a group during fiscal year 2000 did not exceed the lesser of US $50,000 or ten percent of such officers, individual cash compensation or, with respect to the group, US $50,000 times the number of persons in the group or ten percent of the group's aggregate cash compensation.

(2) No officers received or will receive any long term incentive plan (LTIP) payouts or other payouts during fiscal year 2000.

(3) Bonus awarded based on performance.

Option Grants in Fiscal Year 2000

  The following table provides information on option grants to the Named Executive officers and the Company's directors in Fiscal Year 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                      Percentage of     Total Options
                   Number of Securities   Granted to
                        Underlying        Employees    Exercise Price Expiration
Name                 Options Granted    in Fiscal Year     ($/sh)        Date
----               -------------------- -------------- -------------- ----------
David Baeza......         50,000              **          $  4.40       8/17/04

Stanton Dodson...         50,000              **          $  4.40       8/17/04

John Cooper......         25,000              **          $   .50        7/1/04
                          15,000                          $4.0625       10/1/04
                          15,000                          $4.5156        1/1/05
                          15,000               *          $4.3430        4/3/05
                          15,000               *          $1.5000        7/3/05

Ray Wong.........         15,000              **          $4.0625       10/1/04
                          15,000                          $4.5156        1/1/05
                          15,000               *          $4.3430        4/3/05
                          15,000               *          $1.5000        7/3/05

H. Joe Frazier ..         45,000              **          $4.0625       10/1/04
                          15,000                          $4.5156        1/1/05
                          15,000               *          $4.3430        4/3/05
                          15,000               *          $1.5000        7/3/05

Joe Abrell.......         15,000              **          $4.0625       10/1/04
                          30,000                          $4.3125      10/19/04
                          15,000                          $4.5156        1/1/05
                          15,000               *          $4.3430        4/3/05
                          15,000               *          $1.5000        7/3/05

--------
 * Options granted in 2001 Fiscal Year; not included in the percentage of total options granted in Fiscal Year 2000.

** Less than 1%

                    AGGREGATE FISCAL YEAR-END OPTION VALUES

 Number of Securities Underlying Unexercised Value of Unexercised Options Held
                                      at
                              Fiscal Year-End (#)

   Name                                    Exercisable Unexercisable Exercisable
   ----                                    ----------- ------------- -----------
   David Baeza............................   50,000           0              0

   Stanton Dodson.........................   50,000           0              0

   John Cooper............................   55,000           0        $14,762

   Ray Wong...............................   30,000           0        $ 1,643

   H. Joe Frazier.........................   60,000           0        $10,082

   Joe Abrell.............................   60,000           0        $ 2,582

--------
(1) Based on the difference between the option exercise price and the fair market value per shared based on the closing price of $4.3438 reported by the NASD OTC Bulletin Board on March 31, 2000.

  The Company's 1999 Stock Option Plan is administered by the Compensation Committee of the Board of Directors, which consists of Messrs. Cooper and Frazier. The Compensation Committee determines to whom options are granted, the number of shares subject to each option, the vesting schedule and the exercise price. The exercise price may not be less than the fair market value of the Common Stock on the date of grant. Options generally vest over five years and have a duration of ten years. The exercise price may be paid in cash, by delivering shares of Common Stock already owned by the option holder or by complying with any other payment mechanism approved by the plan administrator. Subject to certain limitations, the Compensation Committee may modify the terms of and reprice outstanding options.

Option Exercises in 2000

  No Named Executive exercised any stock option in Fiscal Year 2000.

1999 Stock Option Plan Description

  The Company's Board of Directors adopted the 1999 Stock Option Plan (the "Plan") in August, 1999, which was approved by the Company's shareholders at the special meeting of shareholders held on October 12, 1999. The Plan provides for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of options to purchase up to an aggregate of 2,200,000 shares of Common Stock. Options granted under the Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options.

  The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10t of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one year pursuant to incentive stock options under the 1999 Plan, or any other option plan adopted by the Company. Nonqualified options may be granted under the 1999 Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

  Options granted under the Plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company).

Participation in the 1999 Plan

  All of the Company's executive officers, directors, employees and consultants of the Company and its subsidiary will be eligible to participate in the Plan. The Company has granted a total of 2,533,846 options under the Plan as of March 31, 2000. The Company also issued other options outside the Plan.

Indemnification of Directors and Officers

  The laws of the State of Nevada and the Company's Bylaws provide for indemnification of the Company's directors for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful.

  The Company has been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Compensation of Directors

  The Company reimburses each Director for reasonable expenses (such as travel and out-of-pocket expenses) in attending meetings of the Board of Directors. Each director has received certain options to purchase the Company's common stock as compensation for his services as Director.

Audit Committee

  The Company's Board of Directors established an Audit Committee, composed of the three outside directors, Messrs. Frazier, Abrell and Mr. Wong. The principal functions of the Audit Committee include making recommendations to the Board regarding the selection of independent public accountants to audit annually the books and records of the Company, reviewing the proposed scope of each audit and reviewing the recommendations of the independent public accountants as a result of their audit of the Company. The Audit Committee will also periodically review the activities of the Company's accounting staff and the adequacy of the Company's internal controls.

Employment and Related Agreements

  There are no employment agreements with Messrs. Baeza and Dodson at this time. The Company anticipates that such agreements will be entered into in fiscal year 2001. The Company has also entered into an employment agreement with Linda Boorman. The agreement with Ms. Boorman is for a two and half year term. Ms. Boorman has been granted a total of 200,000 options pursuant to her agreements with the Company. Such options are vested over the term of her agreement. The Company also entered into an employment agreement with Richard Shapiro as of July 3, 2000. Mr. Shapiro's employment agreement is for a three year term, and Mr. Shapiro will receive $180,000 per year, subject to an increase and bonus at the discretion of the Compensation Committee. He was granted a total of 900,000 options pursuant to his employment agreement. Of the 900,000 options Mr. Shapiro received, 150,000 vested immediately upon commencement of his employment with the Company, and the remaining 750,000 options are vested over the term of his agreement.

  At the closing of the Acquisition, or shortly thereafter, the Company or Allstate may enter into consulting agreements with certain of the stockholders of Allstate or entities which such stockholders control. Allstate has also agreed to enter into employment agreements with Terry Stepanik and Mario Villarreal upon the consummation of the Acquisition.

Compensation and Audit Committees; Committee Interlocks and Insider
Participation

  The Board has a Compensation Committee comprised of Messrs. Cooper and Frazier, and an Audit Committee comprised of Messrs. Frazier, Abrell and Wong, who may be deemed to be outside/non-employee directors.

  The compensation Committee reviews and approves the annual salary and bonus for each executive officer (consistent with the terms of any applicable employment agreement), reviews, approves and recommends terms and conditions for all employee benefit plans (and changes thereto) and administers the Company's stock option plans and such other employee benefit plans as may be adopted by the Company from time to time.

  The Audit Committee reports to the Board regarding the appointment of the independent public accountants of the Company, the scope and fees of the prospective annual audit and the results thereof, compliance with the Company's accounting and financial policies and management's procedures and policies relative to the adequacy of the Company's system of internal accounting controls.

            PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT
                              PUBLIC ACCOUNTANTS

  Singer, Lewak, Greenbaum & Goldstein LLP became the Company's independent public accountants for the fiscal year ended March 31, 2000. The Board of Directors has appointed Singer, Lewak, Greenbaum & Goldstein LLP as independent public accountants for the Company for the fiscal year ending March 31, 2001. Representatives of Singer, Lewak, Greenbaum & Goldstein LLP are expected to be present at the Meeting to respond to shareholders' questions and will have the opportunity to make a statement if they so desire. The ratification of the appointment of the auditors must be approved by a majority of the voting power of all our outstanding shares of our common stock at the Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS THAT COMPANY SHAREHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF SINGER, LEWAK, GREENBAUM & GOLDSTEIN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDED MARCH 31, 2001.

                            PROPOSAL 4: NAME CHANGE

  The Board of Directors has proposed to amend the Company's Articles of Incorporation to change the name of the Company to "SonicPort, Inc." The Board of Directors believes that the new name better reflects the current business of the Company. This proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS THAT COMPANY SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NAME CHANGE OF THE COMPANY TO "SONICPORT, INC."

                PROPOSAL 5: ADOPTION OF 2000 STOCK OPTION PLAN

  In August, 2000, the Company's Board of Directors approved the Company's 2000 Stock Option Plan (the "2000 Plan"), which amends and restates the 1999 Stock Option Plan. The purpose of the 2000 plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance shareholder returns. The full text of the 2000 Plan appears as Exhibit E to this Proxy Statement and the description of the 2000 Plan herein is qualified by reference to Exhibit E.

Description of the 2000 Plan

  The 2000 Plan provides for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of options to purchase up to an aggregate of 4,000,000 shares of Common Stock. The 2000 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2000 Plan. Options granted under the 2000 Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options.

  The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one year pursuant to incentive stock options under the 2000 Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 2000 Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

  Subject to the limitations contained in the 2000 Plan, options granted under the 2000 Plan will become exercisable at such times and in such installments (but not less than 20% per year) as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason. No option held by directors, executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised during the first six months after such option is granted.

  Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable would terminate three months (one year in the case of termination by reason of death or disability) following termination of employment. Any options which were not exercisable on the date of such termination would immediately terminate concurrently with the termination of employment.

  The Board of Directors may at any time amend, alter, suspend or terminate the Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the optionee and the Company. Termination of the 2000 Plan will not affect the Committee's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

  Options granted under the 2000 Plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 2000 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 2000 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 2000 Plan is effective for ten years, unless sooner terminated or suspended.

Certain Federal Income Tax Consequences

  Incentive stock options granted under the 2000 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

  All other options granted under the 2000 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

  The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

Participation in the 2000 Plan

  All of the Company's executive officers, directors and employees of the Company and its subsidiary will be eligible to participate in the 2000 Plan. The Company has not granted any options pursuant to the 2000 Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT COMPANY SHAREHOLDERS VOTE FOR APPROVAL OF 2000 STOCK OPTION PLAN.

Other Matters

  The Board of Directors of the Company has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

  If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are unable to attend the meeting, at your request, the Company will cancel the proxy.

Submission of Shareholder Proposals

  Shareholders of the Company are advised that any shareholder proposal, including nominations to the Board of Directors, intended for consideration at the next annual meeting must be received by the Company no later than August 21, 2001 to be included in the proxy materials for the next annual meeting. It is recommended that the shareholders submitting proposals direct them to Richard Shapiro, Secretary of the Company, and utilize certified mail, return receipt requested in order to ensure timely delivery. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

Annual Report to Shareholders

  The Annual Report to shareholders of the Company for the fiscal year ended March 31, 2000 was mailed to shareholders prior to the mailing of this proxy statement. If you are a beneficial owner of the Company's common stock, as of the record date, and did not previously receive a copy of the Company's annual report for the fiscal year ended March 31, 2000, the Company will provide you with a copy of the annual report for the fiscal year ended March 31, 2000, upon written request to Richard Shapiro, Secretary of the Company.

Documents Incorporated by Reference

  The Company is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information may be inspected and copies at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549; at its New York Regional Office, Suite 1300, 7 World Trade Center, New York, New York 10048; and its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and copies of such materials can be obtained from the Public Reference Section of the Commission at its principal office in Washington, D.C., at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http://www.sec.gov.

  The Commission allows the Company to "incorporate by reference" information into this proxy statement, which means that the Company can disclose important information by referring its shareholders to another document filed separately with the Commission. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the documents set forth below that the Company has previously filed with the Commission. These documents contain important information about the Company and its finances.

  .  Quarterly report on Form 10-QSB for the quarter ended June 30, 2000.

  . Annual Reports on Form 10-KSB and 10-KAB/A for the fiscal year ended March 31, 2000.

  . Annual Reports of Form 10-KSB for the fiscal years ended January 31, 1999 and January 31, 1998.

  .  Form 8-K/A dated May 18, 1999.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          President and Chief Executive
                                           Officer

                                REVOCABLE PROXY

                              SONICPORT.COM, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 20, 2000

--------------------------------------------------------------------------------
  The undersigned hereby appoints David Baeza and Stanton Dodson with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Warner City Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367 on December 20, 2000 at 10:00 a.m. PST as follows:

                                                      VOTE FOR AGAINST ABSTAIN
 1.  The acquisition of U.S. Dataworks, Inc., a
     Delaware corporation f/k/a Allstate Dataworks,
     Inc.                                               [_]      [_]     [_]

                                                      VOTE FOR         WITHHELD
 2.  The election of directors of all nominees
     listed below (except as marked to the contrary
     below.)

     David Baeza                                        [_]              [_]
     Stanton Dodson                                     [_]              [_]
     John Cooper                                        [_]              [_]
     Raymond Wong                                       [_]              [_]
     H. Joe Frazier                                     [_]              [_]
     Joe Abrell                                         [_]              [_]

                                                      VOTE FOR         WITHHELD
 3.  Ratification of the appointment of Singer,         [_]              [_]
     Lewak, Greenbaum & Goldstein LLP as the
     Company's independent public accountants for
     fiscal year 2001

                                                      VOTE FOR AGAINST ABSTAIN
 4.  To change the name of the Company to
     "SonicPort, Inc."                                  [_]      [_]     [_]

                                                      VOTE FOR AGAINST ABSTAIN
 5.  Approve the Company's 2000 Stock Option Plan       [_]      [_]     [_]

The Board of Directors recommends a vote "FOR" each of the listed propositions.


  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. iF ANY OTHER BUSINESS IF PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ONTO THOSE PERSONS NAMED IN THIS PROXY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  Should the undersigned be present and elect to vote at the Meeting and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
                                                The undersigned acknowledges
                                                receipt from the Company prior
                                                to the execution of this proxy
                                                of notice of the Meeting, a
                                                Proxy Statement dated December
                                                1, 2000 and an Annual Report
                                                to Shareholders.

                                                Dated: _________________ , 2000

                                                -------------------------------
                                                PRINT NAME OF SHAREHOLDER

                                                -------------------------------
                                                PRINT NAME OF SHAREHOLDER

                                                -------------------------------
                                                Signature

                                                ----------------------
                                                Signature

                                                Please sign exactly as your
                                                name appears on the envelope
                                                in which this card was mailed.
                                                When signing as attorney,
                                                executor, administrator,
                                                trustee or guardian, please
                                                give your full title. If
                                                shares are held jointly, each
                                                holder should sign.

                                                PLEASE COMPLETE,
                                                DATE, SIGN AND MAIL
                                                THIS PROXY PROMPTLY
                                                IN THE ENCLOSED
                                                POSTAGE-PAID
                                                ENVELOPE.